Loans receivable, net (Loans Receivable Maturity Due) (Details) - USD ($) $ in Thousands	Dec. 31, 2018	Dec. 31, 2017
2019	$ 31,047
2020	639
2021	4,338
2022	389
2023	33
2024 and thereafter	620
Total	$ 37,066	$ 670